EXHIBIT 10.27


                          REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement") is made as of the date set forth below (the "Effective Date") between iLinc Communications, Inc., a Delaware corporation (the "COMPANY"), and the purchasers of its Common Stock (as defined below) pursuant to a Securities Purchase Agreement dated as of the date hereof (each in "Investor" and, collectively, the "Investors"). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement.

                                    RECITALS

         WHEREAS, the Company has sold 5,405,405 shares (the "SHARES") of its common stock, $0.001 par value per share, (the "COMMON STOCK"), to certain investors in a private placement (the "OFFERING"); and

         WHEREAS, the execution and delivery of this Agreement by the Company is a condition to the completion of the Offering.

                  NOW, THEREFORE, the parties hereto agree as follows:

         1. REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

                           (a) subject to receipt of necessary information from
the Investors, prepare and file with the Securities and Exchange Commission ("SEC"), within thirty (30) days after the Closing Date (the "REQUIRED FILING DATE"), a Registration Statement on Form S-3 to enable the resale of the Shares by the Investors from time to time;

                           (b) subject to receipt of necessary information from
the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than ninety (90) days after the Required Filing Date (the "REQUIRED EFFECTIVE DATE"). If the Registration Statement (i) has not been filed by the Required Filing Date or (ii) has not been declared effective by the SEC on or before the Required Effective Date, then the Company shall, immediately following the Required Filing Date (if not then so filed) and the Required Effective Date (if not then so effective), and on each 30th day anniversary thereafter, make a payment to the Investor as compensation for such delay (the "LATE REGISTRATION PAYMENTS") an amount equal to one percent (1%) of the Purchase Price paid for the Shares purchased by the Investor, until the Registration Statement is filed or declared effective by the SEC. Notwithstanding the foregoing, in no event shall the total of all Late Registration Payments exceed in the aggregate ten percent (10%) of such Purchase Price. Late Registration Payments, if any, will be prorated on a daily basis and will be paid to Investor by wire transfer or check within five (5) Business Days after the date that each payment is due;

                           (c) prepare and file with the SEC such amendments and
supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell Shares pursuant to paragraph (k) of Rule 144 under the Securities Act or any successor rule ("RULE 144") or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement or Rule 144, and to notify each Investor promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;


Registration Rights Agreement                                       Page 1 of 10

                           (d) furnish to the Investor such number of copies (in
paper or electronic version) of the Registration Statement and the Prospectus (including supplemental prospectuses), as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;

                           (e) file documents required of the Company for normal
blue sky clearance in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                           (f) bear all expenses (other than underwriting
discounts and commissions, if any) in connection with the procedures in paragraph (a) through (e) of this Section 1 and the registration of the Shares pursuant to the Registration Statement;

                           (g) advise the Investors, promptly after it shall
receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

                           (h) with a view to making available to the Investor
the benefits of Rule 144 or other rule that may permit the Investor to sell Shares without registration, the Company agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor's Shares may be resold pursuant to Rule 144(k) or (B) such date as all of the Investor's Shares shall have been sold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor upon request a written statement that the Company has complied with the reporting requirements of the Securities Act and the Exchange Act, a copy (in paper or electronic version) of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested that permits the selling of any such Shares without registration.

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 that the Investor shall furnish to the Company such information and representations regarding Investor, the Shares to be sold by Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares and/or sale under Rule 144.

         The Company understands that the Investor disclaims being an underwriter, but acknowledges that a determination by the SEC that the Investor is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

         2. TRANSFER OF SHARES AFTER REGISTRATION; SUSPENSION.

                           (a) The Investor agrees that it will not effect any
disposition or other transfer of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, as contemplated in the Registration Statement and as described below, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.


Registration Rights Agreement                                       Page 2 of 10

                           (b) Except in the event that paragraph (c) below
applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor with either copies of any documents filed pursuant to Section 2(b)(i) or access to such documents electronically; and (iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in Section 2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 2(b)(i) hereof when the amendment has become effective).

                           (c) Subject to paragraph (d) below, in the event: (i)
of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any material changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing or electronically to the Investor (the "SUSPENSION NOTICE") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "SUSPENSION") until the Investors are advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Investors. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 2(c). The Investor covenants that from the date hereof it will maintain in confidence the receipt and content of any Suspension Notice provided in accordance with this paragraph (c) in accordance with and subject to Section
4.6 of Annex I to the Securities Purchase Agreement.

                           (d) If a Suspension is not then in effect, the
Investor may sell Shares under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Investor and to any other parties requiring such Prospectuses.


Registration Rights Agreement                                       Page 3 of 10

                           (e) In the event of a sale of Shares by the Investor,
unless such requirement is waived by the Company in writing, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Shares may be properly transferred.

                           (f) The Company agrees that it shall, immediately
prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the sale of the Shares, certificates representing such Shares without restrictive legend, provided the Shares are to be sold pursuant to the Prospectus contained in the Registration Statement and the transfer agent receives a Certificate of Subsequent Sale in the form attached hereto as Exhibit "A." Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the Investor, that no further opinion of counsel is required at the time of transfer in order to issue such Shares without restrictive legend.

The Company shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Shares from the Investor at Investor's expense and upon request of Investor, if (a) the sale of such Shares is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act) and the Investor has delivered a Certificate of Subsequent Sale to the Transfer Agent; (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act; or (c) such Shares are sold in compliance with Rule 144 under the Securities Act. In addition, the Company shall, at the Investors expense and upon request of the Investor, remove the restrictive legend from any Shares held by the Investor following the expiration of the holding period required by Rule 144(k) under the Securities Act (or any successor rule).

         3. INDEMNIFICATION. For the purpose of this Section 3:

                           (a) the term "SELLING SHAREHOLDER" shall mean the
Investor and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

                           (b) the term "REGISTRATION STATEMENT" shall mean the
final Prospectus, supplement or amendment thereto (or deemed to be a part thereof) referred to in Section 1; and

                           (c) the term "UNTRUE STATEMENT" shall mean any
material untrue statement, or any material omission of a statement of a material fact required to be made therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading.

                           (d) (i) The Company agrees to indemnify and hold
harmless each Selling Shareholder from and against any losses, or damages to which such Selling Shareholder may incur (under the Securities Act or otherwise) insofar as such losses or damages arise out of (i) any untrue statement of a material fact contained in the Registration Statement, or (ii) any inaccuracy in the representations of the Company contained in this Agreement. The Company will reimburse such Selling Shareholder for any reasonable legal expense incurred or any out of pocket expenses reasonably incurred in defending any such claim or action; provided, however, that the Company shall not be liable in any such case


Registration Rights Agreement                                       Page 4 of 10
to the extent that such loss or damage arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder for use in preparation of the Registration Statement, or any inaccuracy in representations made by such Selling Shareholder in the Investor Questionnaire or the failure of such Selling Shareholder to comply with its covenants and agreements contained in Sections in this Agreement or contained in the Securities Purchase Agreement or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Company from the Investor as a result of the Offering.

                                    (ii) The Investor agrees to indemnify and
hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses or damage to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such loss or damage (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in this Agreement or of the Securities Purchase Agreement or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement. The Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal expense or other actual accountable out-of-pocket expenses reasonably incurred in defending any such claim, action or proceeding. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Investor from the sale of the Shares pursuant to the Registration Statement.

                                    (iii) Promptly after receipt by any
indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably


Registration Rights Agreement                                       Page 5 of 10
withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                                    (iv) If the indemnification provided for in
this Section 3 is unavailable to or insufficient to hold harmless an indemnified party under paragraphs 3(d)(i) or 3(d)(ii) above in respect of any loss or damage (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss or damage (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such loss or damage (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the loss or damage (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any reasonable legal fees incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

                           (e) The parties to this Agreement hereby acknowledge
that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

         4. Additonal Piggyback Registration Rights.

                           (a) At any time within two (2) years following the
Effective Date, unless the registration statement pursuant to Section 1 above is filed, if the Company proposes to register any Common Stock for its own or others' account under the Securities Act of 1933, (other than the registration required by Section 1 above) (an "Alternative Registration"), then the Company shall give each Investor prompt written notice of its intent to register such securities (the "Registration Notice") at least thirty (30) days prior to the filing of the Alternative Registration statement with the SEC. The Registration Notice shall specify the approximate date on which the Company proposes to file such Alternative Registration statement and shall contain a statement that each Investor is entitled to participate in such Alternative Registration, and shall set forth the number of shares of Common Stock that may be registered as a part


Registration Rights Agreement                                       Page 6 of 10
of the Alternative Registration. Each Investor desiring to participate in such Alternative Registration shall notify the Company no later than twenty (20) days following receipt of the Registration Notice of the aggregate number of shares of Common Stock that such Investor then desires to sell in the offering. This piggy back registration provision shall be merely supplemental to, and shall not in any way otherwise diminish, the obligation to file the registration statement described in Section 1 above.

         5. TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 4 of the Securities Purchase Agreement or this Agreement upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

         6. INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish (or, to the extent such information is available electronically through the Company's filings with the SEC, the Company will make available) to the
Investor:

                           (a) as soon as practicable after it is available, one
copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits); and,

                           (b) upon the reasonable request of the Investor, an
adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses either in printed or electronic form.

         7. LIMITS ON ADDITIONAL ISSUANCES. Except for the issuance of stock options under the Company's stock option plan, the issuance of warrants to purchase the Company's common stock, or the issuance of common stock under the Company's employee stock purchase plan or upon exercise of outstanding options and warrants and the offering contemplated hereby, the Company will not, for a period of three (3) months following the Closing Date, offer for sale or sell any securities unless, in the opinion of the Company's counsel, such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under applicable securities laws with respect to the Offering. The foregoing shall not apply to securities issued in connection with any acquisition, including by way of merger, or purchase of stock or all or substantially all of the assets of any third party. The foregoing provisions shall not prevent the Company from filing a "shelf" registration statement pursuant to Rule 415 under the Securities Act, but the foregoing provisions shall apply to any sale of securities thereunder.

         8. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of


Registration Rights Agreement                                       Page 7 of 10
receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

                           (a)      if to the Company, to:

                                    iLinc Communications, Inc.
                                    2999 North 44th Street, Suite 650
                                    Phoenix, AZ  85018
                                    Attention:  James L. Dunn, Jr.
                                                General Counsel
                                    Telephone:  602-952-1200

                                    with a copy to:

                                    Jackson Walker, LLP
                                    901 Main Street, Suite 6000
                                    Dallas, TX  75202
                                    Attention:  James Ryan III
                                    Telephone:  (214) 953-6000

                           (b) if to the Investor, at its address on the
signature page to the Stock Purchase Agreement.

         9. AMENDMENTS; WAIVER. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

         10. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         11. ENTIRE AGREEMENT; SEVERABILITY. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                       DATED AS OF:  June 15, 2006


                                       Herald  Investment  Management  Limited
                                       on behalf of Herald Investment Trust, PLC
                                       -----------------------------------------
                                                    [INVESTOR NAME]


                                       By: /s/ Fraser Elms
                                           -------------------------------------
                                           Name: Fraser Elms
                                           Title: Fund Manager
                                       Herald Investment Management Ltd.


                                       Address: 10 -11 Charterhouse Square
                                                --------------------------------
                                       London EC1M 6AX
                                       -----------------------------------------


AGREED AND ACCEPTED:

iLinc Communications, Inc.



By: /s/ James M. Powers, Jr.
    ----------------------------------
    Name: James M. Powers, Jr.
    Title: President


Registration Rights Agreement                                       Page 9 of 10

                                    EXHIBIT A

                           ILINC COMMUNICATIONS, INC.
                         CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent]

______________________________
______________________________


         RE: Sale of Shares of Common Stock of iLinc Communications, Inc. (the "Company") pursuant to the Company's Prospectus dated _______________, 2005 (the "Prospectus")

Dear Sir/Madam:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

         Selling Shareholder (the beneficial owner): ___________________________

         Record Holder (e.g., if held in name of nominee): _____________________

         Restricted Stock Certificate No.(s): __________________________________

         Number of Shares Sold: ________________________________________________

         Date of Sale: _________________________________________________________

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated: ______________________              Very truly yours,


                                           By: _________________________________

                                           Print Name: _________________________

                                           Title: ______________________________



                                      A-1


Registration Rights Agreement                                      Page 10 of 10

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                          REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement") is made as of the date set forth below (the "Effective Date") between iLinc Communications, Inc., a Delaware corporation (the "COMPANY"), and the purchasers of its Common Stock (as defined below) pursuant to a Securities Purchase Agreement dated as of the date hereof (each in "Investor" and, collectively, the "Investors"). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement.

                                    RECITALS

         WHEREAS, the Company has sold 5,405,405 shares (the "SHARES") of its common stock, $0.001 par value per share, (the "COMMON STOCK"), to certain investors in a private placement (the "OFFERING"); and

         WHEREAS, the execution and delivery of this Agreement by the Company is a condition to the completion of the Offering.

                  NOW, THEREFORE, the parties hereto agree as follows:

         1. REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

                           (a) subject to receipt of necessary information from
the Investors, prepare and file with the Securities and Exchange Commission ("SEC"), within thirty (30) days after the Closing Date (the "REQUIRED FILING DATE"), a Registration Statement on Form S-3 to enable the resale of the Shares by the Investors from time to time;

                           (b) subject to receipt of necessary information from
the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than ninety (90) days after the Required Filing Date (the "REQUIRED EFFECTIVE DATE"). If the Registration Statement (i) has not been filed by the Required Filing Date or (ii) has not been declared effective by the SEC on or before the Required Effective Date, then the Company shall, immediately following the Required Filing Date (if not then so filed) and the Required Effective Date (if not then so effective), and on each 30th day anniversary thereafter, make a payment to the Investor as compensation for such delay (the "LATE REGISTRATION PAYMENTS") an amount equal to one percent (1%) of the Purchase Price paid for the Shares purchased by the Investor, until the Registration Statement is filed or declared effective by the SEC. Notwithstanding the foregoing, in no event shall the total of all Late Registration Payments exceed in the aggregate ten percent (10%) of such Purchase Price. Late Registration Payments, if any, will be prorated on a daily basis and will be paid to Investor by wire transfer or check within five (5) Business Days after the date that each payment is due;

                           (c) prepare and file with the SEC such amendments and
supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell Shares pursuant to paragraph (k) of Rule 144 under the Securities Act or any successor rule ("RULE 144") or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement or Rule 144, and to notify each Investor promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;


Registration Rights Agreement                                       Page 1 of 10

                           (d) furnish to the Investor such number of copies (in
paper or electronic version) of the Registration Statement and the Prospectus (including supplemental prospectuses), as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;

                           (e) file documents required of the Company for normal
blue sky clearance in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                           (f) bear all expenses (other than underwriting
discounts and commissions, if any) in connection with the procedures in paragraph (a) through (e) of this Section 1 and the registration of the Shares pursuant to the Registration Statement;

                           (g) advise the Investors, promptly after it shall
receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

                           (h) with a view to making available to the Investor
the benefits of Rule 144 or other rule that may permit the Investor to sell Shares without registration, the Company agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor's Shares may be resold pursuant to Rule 144(k) or (B) such date as all of the Investor's Shares shall have been sold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor upon request a written statement that the Company has complied with the reporting requirements of the Securities Act and the Exchange Act, a copy (in paper or electronic version) of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested that permits the selling of any such Shares without registration.

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 that the Investor shall furnish to the Company such information and representations regarding Investor, the Shares to be sold by Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares and/or sale under Rule 144.

         The Company understands that the Investor disclaims being an underwriter, but acknowledges that a determination by the SEC that the Investor is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

         2. TRANSFER OF SHARES AFTER REGISTRATION; SUSPENSION.

                           (a) The Investor agrees that it will not effect any
disposition or other transfer of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, as contemplated in the Registration Statement and as described below, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.


Registration Rights Agreement                                       Page 2 of 10

                           (b) Except in the event that paragraph (c) below
applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor with either copies of any documents filed pursuant to Section 2(b)(i) or access to such documents electronically; and (iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in Section 2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 2(b)(i) hereof when the amendment has become effective).

                           (c) Subject to paragraph (d) below, in the event: (i)
of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any material changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing or electronically to the Investor (the "SUSPENSION NOTICE") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "SUSPENSION") until the Investors are advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Investors. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 2(c). The Investor covenants that from the date hereof it will maintain in confidence the receipt and content of any Suspension Notice provided in accordance with this paragraph (c) in accordance with and subject to Section
4.6 of Annex I to the Securities Purchase Agreement.

                           (d) If a Suspension is not then in effect, the
Investor may sell Shares under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Investor and to any other parties requiring such Prospectuses.


Registration Rights Agreement                                       Page 3 of 10

                           (e) In the event of a sale of Shares by the Investor,
unless such requirement is waived by the Company in writing, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Shares may be properly transferred.

                           (f) The Company agrees that it shall, immediately
prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the sale of the Shares, certificates representing such Shares without restrictive legend, provided the Shares are to be sold pursuant to the Prospectus contained in the Registration Statement and the transfer agent receives a Certificate of Subsequent Sale in the form attached hereto as Exhibit "A." Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the Investor, that no further opinion of counsel is required at the time of transfer in order to issue such Shares without restrictive legend.

The Company shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Shares from the Investor at Investor's expense and upon request of Investor, if (a) the sale of such Shares is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act) and the Investor has delivered a Certificate of Subsequent Sale to the Transfer Agent; (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act; or (c) such Shares are sold in compliance with Rule 144 under the Securities Act. In addition, the Company shall, at the Investors expense and upon request of the Investor, remove the restrictive legend from any Shares held by the Investor following the expiration of the holding period required by Rule 144(k) under the Securities Act (or any successor rule).

         3. INDEMNIFICATION. For the purpose of this Section 3:

                           (a) the term "SELLING SHAREHOLDER" shall mean the
Investor and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

                           (b) the term "REGISTRATION STATEMENT" shall mean the
final Prospectus, supplement or amendment thereto (or deemed to be a part thereof) referred to in Section 1; and

                           (c) the term "UNTRUE STATEMENT" shall mean any
material untrue statement, or any material omission of a statement of a material fact required to be made therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading.

                           (d) (i) The Company agrees to indemnify and hold
harmless each Selling Shareholder from and against any losses, or damages to which such Selling Shareholder may incur (under the Securities Act or otherwise) insofar as such losses or damages arise out of (i) any untrue statement of a material fact contained in the Registration Statement, or (ii) any inaccuracy in the representations of the Company contained in this Agreement. The Company will reimburse such Selling Shareholder for any reasonable legal expense incurred or any out of pocket expenses reasonably incurred in defending any such claim or action; provided, however, that the Company shall not be liable in any such case


Registration Rights Agreement                                       Page 4 of 10
to the extent that such loss or damage arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder for use in preparation of the Registration Statement, or any inaccuracy in representations made by such Selling Shareholder in the Investor Questionnaire or the failure of such Selling Shareholder to comply with its covenants and agreements contained in Sections in this Agreement or contained in the Securities Purchase Agreement or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Company from the Investor as a result of the Offering.

                                    (ii) The Investor agrees to indemnify and
hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses or damage to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such loss or damage (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in this Agreement or of the Securities Purchase Agreement or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement. The Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal expense or other actual accountable out-of-pocket expenses reasonably incurred in defending any such claim, action or proceeding. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Investor from the sale of the Shares pursuant to the Registration Statement.

                                    (iii) Promptly after receipt by any
indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably


Registration Rights Agreement                                       Page 5 of 10
withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                                    (iv) If the indemnification provided for in
this Section 3 is unavailable to or insufficient to hold harmless an indemnified party under paragraphs 3(d)(i) or 3(d)(ii) above in respect of any loss or damage (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss or damage (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such loss or damage (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the loss or damage (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any reasonable legal fees incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

                           (e) The parties to this Agreement hereby acknowledge
that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

         4. Additonal Piggyback Registration Rights.

                           (a) At any time within two (2) years following the
Effective Date, unless the registration statement pursuant to Section 1 above is filed, if the Company proposes to register any Common Stock for its own or others' account under the Securities Act of 1933, (other than the registration required by Section 1 above) (an "Alternative Registration"), then the Company shall give each Investor prompt written notice of its intent to register such securities (the "Registration Notice") at least thirty (30) days prior to the filing of the Alternative Registration statement with the SEC. The Registration Notice shall specify the approximate date on which the Company proposes to file such Alternative Registration statement and shall contain a statement that each Investor is entitled to participate in such Alternative Registration, and shall set forth the number of shares of Common Stock that may be registered as a part


Registration Rights Agreement                                       Page 6 of 10
of the Alternative Registration. Each Investor desiring to participate in such Alternative Registration shall notify the Company no later than twenty (20) days following receipt of the Registration Notice of the aggregate number of shares of Common Stock that such Investor then desires to sell in the offering. This piggy back registration provision shall be merely supplemental to, and shall not in any way otherwise diminish, the obligation to file the registration statement described in Section 1 above.

         5. TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 4 of the Securities Purchase Agreement or this Agreement upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

         6. INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish (or, to the extent such information is available electronically through the Company's filings with the SEC, the Company will make available) to the
Investor:

                           (a) as soon as practicable after it is available, one
copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits); and,

                           (b) upon the reasonable request of the Investor, an
adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses either in printed or electronic form.

         7. LIMITS ON ADDITIONAL ISSUANCES. Except for the issuance of stock options under the Company's stock option plan, the issuance of warrants to purchase the Company's common stock, or the issuance of common stock under the Company's employee stock purchase plan or upon exercise of outstanding options and warrants and the offering contemplated hereby, the Company will not, for a period of three (3) months following the Closing Date, offer for sale or sell any securities unless, in the opinion of the Company's counsel, such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under applicable securities laws with respect to the Offering. The foregoing shall not apply to securities issued in connection with any acquisition, including by way of merger, or purchase of stock or all or substantially all of the assets of any third party. The foregoing provisions shall not prevent the Company from filing a "shelf" registration statement pursuant to Rule 415 under the Securities Act, but the foregoing provisions shall apply to any sale of securities thereunder.

         8. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of


Registration Rights Agreement                                       Page 7 of 10
receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

                           (a)      if to the Company, to:

                                    iLinc Communications, Inc.
                                    2999 North 44th Street, Suite 650
                                    Phoenix, AZ  85018
                                    Attention:  James L. Dunn, Jr.
                                                General Counsel
                                    Telephone:  602-952-1200

                                    with a copy to:

                                    Jackson Walker, LLP
                                    901 Main Street, Suite 6000
                                    Dallas, TX  75202
                                    Attention:  James Ryan III
                                    Telephone:  (214) 953-6000

                           (b) if to the Investor, at its address on the
signature page to the Stock Purchase Agreement.

         9. AMENDMENTS; WAIVER. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

         10. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         11. ENTIRE AGREEMENT; SEVERABILITY. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


Registration Rights Agreement                                       Page 8 of 10

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                 DATED AS OF:  June 9, 2006


                                 Sophrosyne Technology Fund, Ltd.
                                 -----------------------------------------------
                                            [INVESTOR NAME]


                                 By: /s/ Benjamin James Taylor
                                     -------------------------------------------
                                     Name: Benjamin James Taylor
                                     Title: Director


                                 Address: Ogier Fiduciary Services (Cayman) Ltd.
                                          --------------------------------------
                                 Queensgate House, South Church St.
                                 -----------------------------------------------
                                 P.O. Box 1234 GT, Grand Cayman
                                 -----------------------------------------------


AGREED AND ACCEPTED:

iLinc Communications, Inc.



By: /s/ James M. Powers, Jr.
    ----------------------------------
    Name: James M. Powers, Jr.
    Title: President


Registration Rights Agreement                                       Page 9 of 10

                                    EXHIBIT A

                           ILINC COMMUNICATIONS, INC.
                         CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent]

______________________________
______________________________


         RE: Sale of Shares of Common Stock of iLinc Communications, Inc. (the "Company") pursuant to the Company's Prospectus dated _______________, 2005 (the "Prospectus")

Dear Sir/Madam:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

         Selling Shareholder (the beneficial owner): ___________________________

         Record Holder (e.g., if held in name of nominee): _____________________

         Restricted Stock Certificate No.(s): __________________________________

         Number of Shares Sold: ________________________________________________

         Date of Sale: _________________________________________________________

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated: ______________________              Very truly yours,


                                           By: _________________________________

                                           Print Name: _________________________

                                           Title: ______________________________



                                      A-1


Registration Rights Agreement                                      Page 10 of 10

                          REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement") is made as of the date set forth below (the "Effective Date") between iLinc Communications, Inc., a Delaware corporation (the "COMPANY"), and the purchasers of its Common Stock (as defined below) pursuant to a Securities Purchase Agreement dated as of the date hereof (each in "Investor" and, collectively, the "Investors"). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement.

                                    RECITALS

         WHEREAS, the Company has sold 5,405,405 shares (the "SHARES") of its common stock, $0.001 par value per share, (the "COMMON STOCK"), to certain investors in a private placement (the "OFFERING"); and

         WHEREAS, the execution and delivery of this Agreement by the Company is a condition to the completion of the Offering.

                  NOW, THEREFORE, the parties hereto agree as follows:

         1. REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

                           (a) subject to receipt of necessary information from
the Investors, prepare and file with the Securities and Exchange Commission ("SEC"), within thirty (30) days after the Closing Date (the "REQUIRED FILING DATE"), a Registration Statement on Form S-3 to enable the resale of the Shares by the Investors from time to time;

                           (b) subject to receipt of necessary information from
the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than ninety (90) days after the Required Filing Date (the "REQUIRED EFFECTIVE DATE"). If the Registration Statement (i) has not been filed by the Required Filing Date or (ii) has not been declared effective by the SEC on or before the Required Effective Date, then the Company shall, immediately following the Required Filing Date (if not then so filed) and the Required Effective Date (if not then so effective), and on each 30th day anniversary thereafter, make a payment to the Investor as compensation for such delay (the "LATE REGISTRATION PAYMENTS") an amount equal to one percent (1%) of the Purchase Price paid for the Shares purchased by the Investor, until the Registration Statement is filed or declared effective by the SEC. Notwithstanding the foregoing, in no event shall the total of all Late Registration Payments exceed in the aggregate ten percent (10%) of such Purchase Price. Late Registration Payments, if any, will be prorated on a daily basis and will be paid to Investor by wire transfer or check within five (5) Business Days after the date that each payment is due;

                           (c) prepare and file with the SEC such amendments and
supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell Shares pursuant to paragraph (k) of Rule 144 under the Securities Act or any successor rule ("RULE 144") or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement or Rule 144, and to notify each Investor promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;


Registration Rights Agreement                                       Page 1 of 10

                           (d) furnish to the Investor such number of copies (in
paper or electronic version) of the Registration Statement and the Prospectus (including supplemental prospectuses), as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;

                           (e) file documents required of the Company for normal
blue sky clearance in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                           (f) bear all expenses (other than underwriting
discounts and commissions, if any) in connection with the procedures in paragraph (a) through (e) of this Section 1 and the registration of the Shares pursuant to the Registration Statement;

                           (g) advise the Investors, promptly after it shall
receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

                           (h) with a view to making available to the Investor
the benefits of Rule 144 or other rule that may permit the Investor to sell Shares without registration, the Company agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor's Shares may be resold pursuant to Rule 144(k) or (B) such date as all of the Investor's Shares shall have been sold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor upon request a written statement that the Company has complied with the reporting requirements of the Securities Act and the Exchange Act, a copy (in paper or electronic version) of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested that permits the selling of any such Shares without registration.

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 that the Investor shall furnish to the Company such information and representations regarding Investor, the Shares to be sold by Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares and/or sale under Rule 144.

         The Company understands that the Investor disclaims being an underwriter, but acknowledges that a determination by the SEC that the Investor is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

         2. TRANSFER OF SHARES AFTER REGISTRATION; SUSPENSION.

                           (a) The Investor agrees that it will not effect any
disposition or other transfer of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, as contemplated in the Registration Statement and as described below, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.


Registration Rights Agreement                                       Page 2 of 10

                           (b) Except in the event that paragraph (c) below
applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor with either copies of any documents filed pursuant to Section 2(b)(i) or access to such documents electronically; and (iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in Section 2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 2(b)(i) hereof when the amendment has become effective).

                           (c) Subject to paragraph (d) below, in the event: (i)
of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any material changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing or electronically to the Investor (the "SUSPENSION NOTICE") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "SUSPENSION") until the Investors are advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Investors. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 2(c). The Investor covenants that from the date hereof it will maintain in confidence the receipt and content of any Suspension Notice provided in accordance with this paragraph (c) in accordance with and subject to Section
4.6 of Annex I to the Securities Purchase Agreement.

                           (d) If a Suspension is not then in effect, the
Investor may sell Shares under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Investor and to any other parties requiring such Prospectuses.


Registration Rights Agreement                                       Page 3 of 10

                           (e) In the event of a sale of Shares by the Investor,
unless such requirement is waived by the Company in writing, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Shares may be properly transferred.

                           (f) The Company agrees that it shall, immediately
prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the sale of the Shares, certificates representing such Shares without restrictive legend, provided the Shares are to be sold pursuant to the Prospectus contained in the Registration Statement and the transfer agent receives a Certificate of Subsequent Sale in the form attached hereto as Exhibit "A." Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the Investor, that no further opinion of counsel is required at the time of transfer in order to issue such Shares without restrictive legend.

The Company shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Shares from the Investor at Investor's expense and upon request of Investor, if (a) the sale of such Shares is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act) and the Investor has delivered a Certificate of Subsequent Sale to the Transfer Agent; (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act; or (c) such Shares are sold in compliance with Rule 144 under the Securities Act. In addition, the Company shall, at the Investors expense and upon request of the Investor, remove the restrictive legend from any Shares held by the Investor following the expiration of the holding period required by Rule 144(k) under the Securities Act (or any successor rule).

         3. INDEMNIFICATION. For the purpose of this Section 3:

                           (a) the term "SELLING SHAREHOLDER" shall mean the
Investor and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

                           (b) the term "REGISTRATION STATEMENT" shall mean the
final Prospectus, supplement or amendment thereto (or deemed to be a part thereof) referred to in Section 1; and

                           (c) the term "UNTRUE STATEMENT" shall mean any
material untrue statement, or any material omission of a statement of a material fact required to be made therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading.

                           (d) (i) The Company agrees to indemnify and hold
harmless each Selling Shareholder from and against any losses, or damages to which such Selling Shareholder may incur (under the Securities Act or otherwise) insofar as such losses or damages arise out of (i) any untrue statement of a material fact contained in the Registration Statement, or (ii) any inaccuracy in the representations of the Company contained in this Agreement. The Company will reimburse such Selling Shareholder for any reasonable legal expense incurred or any out of pocket expenses reasonably incurred in defending any such claim or action; provided, however, that the Company shall not be liable in any such case


Registration Rights Agreement                                       Page 4 of 10
to the extent that such loss or damage arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder for use in preparation of the Registration Statement, or any inaccuracy in representations made by such Selling Shareholder in the Investor Questionnaire or the failure of such Selling Shareholder to comply with its covenants and agreements contained in Sections in this Agreement or contained in the Securities Purchase Agreement or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Company from the Investor as a result of the Offering.

                                    (ii) The Investor agrees to indemnify and
hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses or damage to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such loss or damage (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in this Agreement or of the Securities Purchase Agreement or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement. The Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal expense or other actual accountable out-of-pocket expenses reasonably incurred in defending any such claim, action or proceeding. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Investor from the sale of the Shares pursuant to the Registration Statement.

                                    (iii) Promptly after receipt by any
indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably


Registration Rights Agreement                                       Page 5 of 10
withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                                    (iv) If the indemnification provided for in
this Section 3 is unavailable to or insufficient to hold harmless an indemnified party under paragraphs 3(d)(i) or 3(d)(ii) above in respect of any loss or damage (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss or damage (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such loss or damage (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the loss or damage (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any reasonable legal fees incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

                           (e) The parties to this Agreement hereby acknowledge
that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

         4. Additonal Piggyback Registration Rights.

                           (a) At any time within two (2) years following the
Effective Date, unless the registration statement pursuant to Section 1 above is filed, if the Company proposes to register any Common Stock for its own or others' account under the Securities Act of 1933, (other than the registration required by Section 1 above) (an "Alternative Registration"), then the Company shall give each Investor prompt written notice of its intent to register such securities (the "Registration Notice") at least thirty (30) days prior to the filing of the Alternative Registration statement with the SEC. The Registration Notice shall specify the approximate date on which the Company proposes to file such Alternative Registration statement and shall contain a statement that each Investor is entitled to participate in such Alternative Registration, and shall set forth the number of shares of Common Stock that may be registered as a part


Registration Rights Agreement                                       Page 6 of 10
of the Alternative Registration. Each Investor desiring to participate in such Alternative Registration shall notify the Company no later than twenty (20) days following receipt of the Registration Notice of the aggregate number of shares of Common Stock that such Investor then desires to sell in the offering. This piggy back registration provision shall be merely supplemental to, and shall not in any way otherwise diminish, the obligation to file the registration statement described in Section 1 above.

         5. TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 4 of the Securities Purchase Agreement or this Agreement upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

         6. INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish (or, to the extent such information is available electronically through the Company's filings with the SEC, the Company will make available) to the
Investor:

                           (a) as soon as practicable after it is available, one
copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits); and,

                           (b) upon the reasonable request of the Investor, an
adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses either in printed or electronic form.

         7. LIMITS ON ADDITIONAL ISSUANCES. Except for the issuance of stock options under the Company's stock option plan, the issuance of warrants to purchase the Company's common stock, or the issuance of common stock under the Company's employee stock purchase plan or upon exercise of outstanding options and warrants and the offering contemplated hereby, the Company will not, for a period of three (3) months following the Closing Date, offer for sale or sell any securities unless, in the opinion of the Company's counsel, such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under applicable securities laws with respect to the Offering. The foregoing shall not apply to securities issued in connection with any acquisition, including by way of merger, or purchase of stock or all or substantially all of the assets of any third party. The foregoing provisions shall not prevent the Company from filing a "shelf" registration statement pursuant to Rule 415 under the Securities Act, but the foregoing provisions shall apply to any sale of securities thereunder.

         8. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of


Registration Rights Agreement                                       Page 7 of 10
receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

                           (a)      if to the Company, to:

                                    iLinc Communications, Inc.
                                    2999 North 44th Street, Suite 650
                                    Phoenix, AZ  85018
                                    Attention:  James L. Dunn, Jr.
                                                General Counsel
                                    Telephone:  602-952-1200

                                    with a copy to:

                                    Jackson Walker, LLP
                                    901 Main Street, Suite 6000
                                    Dallas, TX  75202
                                    Attention:  James Ryan III
                                    Telephone:  (214) 953-6000

                           (b) if to the Investor, at its address on the
signature page to the Stock Purchase Agreement.

         9. AMENDMENTS; WAIVER. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

         10. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         11. ENTIRE AGREEMENT; SEVERABILITY. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


Registration Rights Agreement                                       Page 8 of 10

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                      DATED AS OF:  June 9, 2006


                                      Benjamin James Taylor and Diane Wong Shoda
                                      ------------------------------------------
                                                  [INVESTOR NAME]


                                      By: /s/ Benjamin James Taylor
                                          --------------------------------------
                                          Name: Benjamin James Taylor


                                      By: /s/ Diane Wong Shoda
                                          --------------------------------------
                                          Name: Diane Wong Shoda


                                      Address: 54 E. Allendale Avenue
                                               --------------------------------
                                      Allendale, NJ 07401
                                      -----------------------------------------


AGREED AND ACCEPTED:

iLinc Communications, Inc.



By: /s/ James M. Powers, Jr.
    ----------------------------------
    Name: James M. Powers, Jr.
    Title: President


Registration Rights Agreement                                       Page 9 of 10

                                    EXHIBIT A

                           ILINC COMMUNICATIONS, INC.
                         CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent]

______________________________
______________________________


         RE: Sale of Shares of Common Stock of iLinc Communications, Inc. (the "Company") pursuant to the Company's Prospectus dated _______________, 2005 (the "Prospectus")

Dear Sir/Madam:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

         Selling Shareholder (the beneficial owner): ___________________________

         Record Holder (e.g., if held in name of nominee): _____________________

         Restricted Stock Certificate No.(s): __________________________________

         Number of Shares Sold: ________________________________________________

         Date of Sale: _________________________________________________________

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated: ______________________              Very truly yours,


                                           By: _________________________________

                                           Print Name: _________________________

                                           Title: ______________________________



                                      A-1


Registration Rights Agreement                                      Page 10 of 10